RENERGEN

FUTURE ENERGY, TODAY

Investor Presentation

June 2026



Disclaimers

This presentation (including any accompanying oral presentation, this "Presentation") is being furnished solely to recipients that are "qualified institutional buyers" (as defined in Rule 144A of the Securities Act of 1933, as amended (the "Securities Act")), "accredited investors" (as defined in Rule 506 of Regulation D) or non-U.S. persons (as defined in Regulation S under the Securities Act) by Noble Africa LLC (the "Company" or "Noble Africa"), solely for informational purposes of considering the opportunity to participate in the proposed private placement of equity securities by the Company (the "Potential Offering") in connection with a merger between ENDRA Life Sciences Inc. ("ENDRA"), the Company, Renergen Limited and ASP Isotopes, Inc. ("ASPI") (collectively, the "Companies," and the proposed merger transaction, the "Proposed Merger" and together with the Potential Offering, the "Proposed Transactions"). By accepting this Presentation, the recipient acknowledges and agrees that all of the information contained herein is confidential, that the recipient will distribute, disclose and use such information only for such purpose and that the recipient shall not distribute, disclose or use such information for any other purpose other than the evaluation of the Proposed Transactions.

THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, OR A RECOMMENDATION TO PURCHASE, ANY SECURITIES IN ANY JURISDICTION, OR THE SOLICITATION OF ANY PROXY, VOTE, CONSENT OR APPROVAL IN ANY JURISDICTION IN CONNECTION WITH THE PROPOSED TRANSACTIONS, NOR SHALL THERE BE ANY OFFER OR SALE OF ANY SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION. ANY SECURITIES OF THE COMPANY TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), ANY STATE SECURITIES COMMISSION, OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY OR DETERMINED THAT THIS PRESENTATION IS TRUTHFUL AND COMPLETE. SUCH SECURITIES WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER (INCLUDING REGULATION D OR REGULATION S UNDER THE SECURITIES ACT).

Any investment in the Company is speculative and involves a high degree of risk and uncertainty. This Presentation contains, and the accompanying oral presentation may contain "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as "believes," "plans," "anticipates," "expects," "estimates," "projects," "will," "may," "might," and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to: he failure to realize the anticipated benefits of the Proposed Merger and any transactions contemplated thereby; costs related to the Proposed Merger and as a result of becoming a public company; the risk that the post-closing combined company experiences difficulties managing its growth and expanding operations following the consummation of the Proposed Merger; the anticipated production quantities and timing for the commencement of commercial supply of helium and LNG upon completion of Phase 1 and 2 of the Renergen helium project; the anticipated progress and timing for completion of Phase 1 and 2 of the Renergen helium project; the ability to fund completion of the development of the Renergen helium project; statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of helium and LNG, future performance under contracts, and our strategies for product development or extraction of resources, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the outcomes of various strategies and projects undertaken by Renergen; the potential impact of laws or government regulations or policies in South Africa or elsewhere; Renergen's future capital requirements and sources and uses of cash; Renergen's ability to obtain funding for its operations and future growth, including debt funding for Phase 2 of the Virginia Gas Project; Renergen's reliance on the efforts of third parties; Renergen's ability to complete Phase 1 and 2 of the Virginia Gas Project; the financial terms of any current and future commercial arrangements; Renergen's ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; Renergen's ability to comply with the terms of the loan and credit facilities of Renergen's subsidiary Tetra4; the ability of Renergen and its subsidiaries to retain and hire key personnel; the volatility of LNG and liquid helium prices; Renergen's success in discovering, estimating and developing natural gas and helium reserves; actions of competitors or regulators; limitations in the availability of, and costs of, supplies, materials, contractors and services that may delay the drilling or completion of wells or make such wells more expensive; the amount and timing of future development costs; uncertainties inherent in estimating quantities of natural gas and helium reserves and projecting future rates of production and timing of development activities; risks relating to the lack of capital available on acceptable terms to finance the Renergen's continued growth; the competitive nature of Renergen's industry; the risk that the conditions to the closing or consummation of the Proposed Transactions are not satisfied, including the failure to timely obtain approval of the Proposed Merger from ENDRA stockholders, if at all; the risk that the proposed financings are not completed in a timely manner, if at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of ENDRA and Noble Africa to consummate the Proposed Transactions; risks related to ENDRA's continued listing on Nasdaq until closing of the Proposed Transactions and the combined company's ability to remain listed following the closing of the Proposed Transactions; the ability to obtain debt financing on terms that are favorable, or at all; the risk that Renergen does not receive funding from the U.S. DFC or Standard Bank SA or that such funding is delayed; risks related to ENDRA's ability to correctly estimate its respective operating expenses and its respective expenses associated with the Proposed Transactions, as applicable, pending the closing of the Proposed Transactions, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of ENDRA, and other events and unanticipated spending and costs that could reduce ENDRA's cash resources; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the Proposed Merger on ENDRA's or Renergen's business relationships, operating results and business generally; costs related to the Proposed Merger; risks related to the market price of ENDRA's common stock relative to the value suggested by the Proposed Merger; the outcome of any legal proceedings that may be instituted against ENDRA, Noble or any of their respective directors, managers, or officers related to the Proposed Transactions; costs of the Proposed Transactions and unexpected costs, charges or expenses resulting from the Proposed Transactions; changes in regulatory requirements and government incentives; risks associated with the possible failure to realize, or that it may take longer to realize than expected, certain anticipated benefits of the Proposed Transactions, including with respect to future financial and operating results, legislative, regulatory, political and economic developments, and those uncertainties and factors; and the risk of involvement in litigation, including securities class action litigation, that could divert the attention of the management of ENDRA or the combined company, harm the combined company's business and may not be sufficient for insurance coverage to cover all costs and damages, and the other risks and uncertainties described in ENDRA's SEC reports, and under the heading "Risk Factors" in its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, the factors disclosed in Part I, Item 1A. "Risk Factors" of ASP Isotopes' Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (as amended) and in ASP Isotopes' subsequent reports filed with the SEC, each of which are available at www.sec.gov, and in other filings that ENDRA and ASP Isotopes have made and will make with the SEC in connection with the Proposed Transactions, including the Form S-4 and Proxy Statement described above under "Additional Information and Where to Find It". Forward-looking statements are qualified by reference to the cautionary statements set forth herein and should not be relied upon. Recipients are cautioned not to put undue reliance on forward-looking statements, and none of the Placement Agents (as defined below), the Companies or any of their respective representatives undertake any duty to update these forward-looking statements or the other information contained in this Presentation. None of the Companies nor any of their respective representatives gives any assurance that the Companies will achieve their respective expectations.

Disclaimers (cont.)

None of the Companies make any representation or warranty, express or implied, as to the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. Nothing contained herein or in any other oral or written information provided to you is, nor shall be relied upon as, a promise or representation of any kind by the Companies.

Without limitation of the foregoing, the Companies expressly disclaim any representation regarding any projections concerning future operating results or any other forward-looking statement contained herein or that otherwise has been or will be provided to you. The Companies shall not be liable to you or any prospective investor or any other person for any information contained herein or that otherwise has been or will be provided to you, or any action heretofore or hereafter taken or omitted to be taken, in connection with the Proposed Transactions. You will be entitled to rely solely on the representations and warranties made to you by the Companies in a definitive written agreement relating to the Potential Offering, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement. No other representations and warranties will have any legal effect. The Company has retained Lucid Capital Markets, LLC, and Ocean Wall Ltd. as placement agents (together with each of their respective affiliates, partners, directors, agents, employees, representatives and controlling persons, the "Placement Agents"). The Placement Agents are acting solely as placement agents (and, for the avoidance of doubt, not as underwriters, initial purchasers, dealers or any other principal capacity) for the Company in connection with the Potential Offering.

The analyses contained herein have been prepared or adopted by the Company, obtained from public sources or are based upon estimates and projections, and involve numerous and significant subjective determinations, and there is no assurance that such estimates and projections will be realized. The Placement Agents have not independently verified any of the information or analyses contained herein or any other information that has been or will be provided to you, and do not take responsibility for the analyses contained herein, or the basis on which they were prepared. The Placement Agents do not make any representation or warranty, express or implied, as to the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. Nothing contained herein or in any other oral or written information provided to you is, nor shall be relied upon as, a promise or representation of any kind by the Placement Agents, whether as to the past, the present or the future. Without limitation of the foregoing, the Placement Agents expressly disclaim any representation regarding any projections concerning future operating results or any other forward-looking statement contained herein or that otherwise has been or will be provided to you. The Placement Agents shall not be liable to you or any prospective investor or any other person for any information contained herein that otherwise has been or will be provided to you, or any action heretofore or hereafter taken or omitted to be taken, in connection with the Proposed Transactions.

The proposed terms of the Potential Offering reflected in this Presentation are indicative and non-binding. Any and all terms remain subject to further discussion, negotiation, and change. The Company and the Placement Agents are each free to conduct the process for any transaction as they in each of their sole discretion determine (including, without limitation, negotiating with any prospective investors and entering into an agreement with respect to any transaction without prior notice to you or any other person), and any procedures relating to such transaction may be changed at any time without notice to you or any other person. No sales will be made, no commitments to invest in the Company will be accepted, and no money is being solicited or will be accepted at this time. Any indication of interest from prospective purchasers in response to this document involves no obligation or commitment of any kind. This Presentation should not be distributed to any person other than the addressee to whom it was initially distributed.

The information in this Presentation has not been reviewed by the SEC and certain information may not comply in certain respects with SEC rules. ENDRA intends to file a registration statement on Form S-4 (the "Registration Statement") that includes a proxy statement with respect to ENDRA's shareholder meeting to vote on the Proposed Transactions and a prospectus with respect to ENDRA's securities to be issued in connection with the Proposed Transactions. After the Registration Statement is declared effective, ENDRA will mail a definitive proxy statement/prospectus relating to the Proposed Transactions to its shareholders as of a record date to be established for voting on the Proposed Transactions. ENDRA may also file other documents with the SEC regarding the Proposed Transactions.

Shareholders and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC when they become available because they will contain important information about ENDRA, the Company, Renergen and the Proposed Merger. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available, without charge, at the SEC's website located at www.sec.gov, or by directing a request to Lucid Capital Markets, LLC, 570 Lexington Avenue, 40th Floor, New York, NY 10022. ENDRA and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from ENDRA's shareholders in respect of the Proposed Merger and the other matters set forth in the Registration Statement. Information regarding ENDRA's directors and executive officers is available in ENDRA's Annual Report on Form 10-K for the year ended December 31, 2025, and is available free of charge at the SEC's website located at www.sec.gov, or by directing a request to ENDRA at the address above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holdings or otherwise, are contained in the proxy statement/prospectus relating to the Proposed Merger.

This presentation includes market and industry data and forecasts that we obtained from internal research, publicly available information and industry publications and surveys. Such information could be wrong because of the method by which sources obtained their data and because information cannot always be verified with certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data-gathering process and other limitations and uncertainties.

Risk Factors

Renergen's business is subject to numerous material and other risks and uncertainties that you should be aware of in evaluating Renergen's business. Please refer to the factors disclosed in Part I, Item 1A. "Risk Factors" of ASP Isotopes Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and any amendments thereto and in the company's subsequent reports and filings with the U.S. Securities and Exchange Commission. These risks include, but are not limited to, the following:

Risks Related to Renergen's Limited Operating History, Financial Position and Need for Additional Capital

- Renergen has incurred significant net losses since inception, and we expect to continue to incur significant net losses for the foreseeable future.
- Renergen also has a limited operating history, which may make it difficult to evaluate Renergen's prospects and likelihood of success.
- Renergen currently has limited sales attributable to LNG and no sales attributable to liquefied helium.
- Renergen will require substantial additional capital to finance its operations, which may not be available on acceptable terms, or at all.

Risks Related to Operations in South Africa

- Our operations in South Africa could be disrupted for a variety of reasons, including economic, political or social instability, which could prevent us from completing our development activities or have a material adverse effect on our operations and profits.

Risks Related to the Expansion of the Virginia Gas Project

- As we further expand Renergen's current operations into Phase 2, we may face additional problems associated with natural gas exploration and development projects, including potential problems securing additional supporting authorizations, licenses and permits, as well as unforeseen difficulties, delays and costs in construction (including potential cost-overruns, if underlying assumptions prove to be inaccurate) and operation of Phase 2.
- Managing a project as substantial in size as Phase 2 of the Virginia Gas Project requires sufficient technical, commercial and project management capacity. There can be no assurance that Renergen's current management team has sufficient capacity, or that the project will operate as expected, incur costs within expected estimates, or that we will be able to obtain the necessary financing for Phase 2 in a timely manner and/or on acceptable terms, if at all.

Risks Related to Renergen's Business

- Renergen's drilling results in South Africa may be more uncertain than drilling results in areas that are developed and have established production. Additionally, Renergen's identified drilling locations are scheduled out over many years, making them susceptible to uncertainties that could materially alter the occurrence or timing of their drilling.
- Natural gas prices are volatile. A sustained decline in natural gas prices could adversely affect our business, financial condition and results of operations. Further, we may be unable to obtain, maintain or renew permits, leases or licenses necessary for Renergen's operations, the failure of which could impair our ability to conduct Renergen's operations.

Risks Related to Renergen's Indebtedness and Liquidity

- The DFC Credit Facility Agreement and IDC Loan Agreement place operating restrictions on Renergen and create default risks. Further, we may not be able to generate sufficient cash to service all of Renergen's indebtedness and may be forced to take other actions to satisfy Renergen's obligations under applicable debt instruments, which may not be successful.
- Renergen's outstanding indebtedness under the IDC Loan Agreement bears interest at a variable rate, which makes us more vulnerable to increases in interest rates and could cause Renergen's interest expense to increase and decrease cash available for operations and other purposes.

Risks Related to the Proposed Merger and the Ownership of the Company's Units

- The Proposed Merger may not be consummated in a timely matter or at all.
- ENDRA may fail to realize the anticipated benefits of the Proposed Merger and any transactions contemplated thereby.
- ENDRA may experience difficulties managing its growth and expanding operations following the consummation of the Proposed Merger.
- The dual class structure of ENDRA's common stock following the proposed Merger will have the effect of concentrating voting power with ASPI and its affiliates, which may depress the market value of the Class A common stock following the Proposed Merger, into which the Company's units will convert following the proposed Merger, and will limit a stockholder or a new investor's ability to influence the outcome of important transactions, including a change in control.
- The market price, trading volume and marketability of ENDRA's Class A common stock following the proposed Merger may be significantly affected by numerous factors beyond ENDRA's control.
- ENDRA may need to raise additional capital to grow our business and may not be able to do so on favorable terms, if at all. Future issuances of equity or debt securities may adversely affect the value of ENDRA's common stock.
- Future sales of Class A common stock following the proposed Merger may affect the market price of ENDRA's Class A common stock.
- Because ENDRA is expected to be a "controlled company" within the meaning of the Nasdaq listing rules following the Proposed Merger, ENDRA's stockholders may not have certain corporate governance protections that are available to stockholders of companies that are not controlled companies.


RENERGEN
FUTURE ENERGY, TODAY

Table of Contents

Transaction Overview

Issuer	Noble Africa LLC, a Delaware limited liability company (the "Company"), an intermediate holding company formed by ASP Isotopes Inc. (Nasdaq: ASPI) ("ASPI") as a holding vehicle for Renergen Limited ("OpCo")
Transaction Overview	Immediately following the closing of the Potential Offering, ENDRA Life Sciences Inc. (Nasdaq: NDRA) ("ENDRA") will acquire 100% of the outstanding equity interests of the Company, currently intended to be effected by means of a reverse triangular merger of a wholly owned subsidiary of ENDRA with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of ENDRA
Investment Amount	An aggregate of approximately $50,250,000 consisting of Company Units
Purchase Price Range	$6.57 per Company Unit (or per share equivalent)
Securities Offered	Class A common units ("Company Class A Units") and Class B common units of the Company (the "Company Class B Units" and, collectively with the Company Class A Units, the "Company Units"), which will be converted into shares of ENDRA Class A common stock, par value $0.0001 per share (the "PubCo Class A Common Stock") and ENDRA Class B common stock, par value $0.0001 per share (the "PubCo Class B Common Stock" and, collectively with the PubCo Class A Common Stock, the "PubCo Common Stock"), respectively, at the effective time of the Proposed Merger; the PubCo Class B Common Stock will vote on a 10:1 basis with the PubCo Class A Common Stock
Purchasers	Company Class A Units: Third-party qualified institutional buyers (as defined in Rule 144A of the Securities Act), accredited investors (as defined in Rule 506 of Regulation D under the Securities Act) or non-U.S. persons (as defined in Regulation S under the Securities Act) Company Class B Units: ASPI, as lead investor
Funding/Closing	Funding of the purchase of the Proposed Offering shall occur 3 business days prior to the anticipated closing of the Proposed Merger, and the closing of the Proposed Offering shall occur immediately prior to the effective time of the Proposed Merger
Registration	The Company Units will be purchased in a private offering under Section 4(a)(2) of the Securities Act, Rule 506(b) of Regulation D under the Securities Act, or Regulation S; it is expected that the Offering will be structured such that the investment into the Company will occur prior to the Merger and the issuance of shares of ENDRA Common Stock to all holders of Company Units in the Merger will be registered on a registration statement on Form S-4
Use of Proceeds	General working capital, including funding of Phase 1 and Phase 2 of Renergen and transaction expenses for the Proposed Merger
Placement Agents	Lucid Capital Markets (U.S. investors) and Ocean Wall (non-U.S. investors)

Pro Forma Capitalization — Sources & Uses

in millions

Pro Forma Capitalization	Shares	%
ASPI shares from contribution of Renergen	55.5	83.6%
Shares from contemplated PIPE financing	7.6	11.5%
Acquiror (NDRA) original shareholders	2.1	3.2%
ASPI shares from May 2026 PIPE financing	0.6	0.9%
Advisory fee shares	0.6	0.8%
Total	**66.4**	**100.0%**

USD in millions, except per share data

Pro Forma Enterprise Value Build-Up	
Shares outstanding	66.4
Price per share	$6.57
Market capitalization	**$436.3**
(+) Debt	55.2
(–) Cash	51.6
Enterprise value	**$439.8**

Transaction Sources	
Renergen equity roll	$364.6
PIPE financing	50.2
Pre-PIPE financing	3.8
Total sources	**$418.7**

Transaction Uses	
Renergen equity roll	$364.6
New cash to balance sheet	51.6
Estimated cash fees and expenses	2.4
Total uses	**$418.7**

Assumes $50.25 million of gross PIPE proceeds at a purchase price of $6.57 per Company Unit / share equivalent. ASPI shares from contribution of Renergen reflect the implied Renergen equity value divided by the $6.57 purchase price. Advisor fee shares consist of 450,000 shares and 100,000 pre-funded warrants to be approved and issued in connection with the closing of the Business Combination and payable to Lucid Capital Markets, LLC. Cash reflects estimated gross transaction proceeds, net of estimated transaction fees and expenses. Enterprise value is calculated as market capitalization at an assumed price of $6.57 per share less estimated pro forma cash and plus existing Renergen funded debt. Transaction sources and uses are illustrative and subject to change based on final transaction structure, actual transaction expenses, closing adjustments and definitive documentation. Excludes warrants other than pre-funded warrants. Assumes investors have waived rights to payment upon a Fundamental Transaction based upon the Black-Scholes value of the warrants.

About ENDRA Life Sciences

ENDRA LIFE SCIENCES

ENDRA offers an AI-powered solution for measuring liver fat, focusing on GLP-1 therapies with a subscription business model targeting high-end primary care, metabolic specialists, and pharmaceutical companies

Goal & Focus

Establish key biomarkers for metabolic diseases detection & management

Primary focus on emerging GLP-1 therapies

Solution

AI/ML powered, multi-featured Thermo-Acoustic device for liver fat measurement

Advanced from a simple heuristic approach

Target Customers

Pharma/CRO – screen subjects for clinical trials

High-End Primary Care – SLD detection & management

Bariatric, Metabolic & Endo – obesity & T2D*, metabolism

Business Model

Subscription-based with MRR**

Value proposition rooted in clinical data

Use reference sites to scale

*T2D: Type 2 Diabetes; ** MRR: Monthly Recurring Revenue

Leadership Overview





Paul Mann

CEO, Renergen
CEO and Executive Chairman, ASP Isotopes Inc.

- Co-founded ASP Isotopes in September 2021
- 25+ years of experience on Wall Street investing in healthcare and chemicals companies at Soros Fund Management, Highbridge Capital and Morgan Stanley
- M.A. and M.Eng (Chemical Engineering) from Cambridge University
- Research Scientist at Procter and Gamble
- CFA charter holder

Nick Mitchell

COO, Renergen
Co-COO, ASP Isotopes Inc

- Almost two decades of upstream oil and gas experience, commercialising critical gas and helium assets
- Co-developer of South Africa's only onshore petroleum production right
- Helped take the Virginia Gas Project to a globally significant reserve
- Chairs ONPASA
- Trustee of the Upstream Training Trust

RENERGEN
FUTURE ENERGY, TODAY



Current Renergen Corporate Structure

ASP Isotopes Inc. (NASDAQ & JSE) acquired Renergen Limited on January 6, 2026

ASP Isotopes Inc. (NASDAQ: ASPI)

A U.S.-listed advanced materials company dedicated to the development of a differentiated isotope enrichment platform to strengthen global supply chain access to critical materials used in nuclear medicine, next-generation semiconductors, and nuclear energy

Noble Africa LLC

Subsidiary of ASPI formed for the purpose of holding Renergen Ltd. ASPI plans to contribute 100% of its shares in Renergen Ltd to Noble Africa LLC immediately prior to the Proposed Merger, such that Renergen Ltd will become a direct, wholly owned subsidiary of Noble Africa LLC

Renergen

Renergen's principal asset is Tetra4 Proprietary Limited, which holds the Virginia production right and Evander exploration rights



ASP Isotopes Inc.
Delaware
100%
Noble Africa LLC
Delaware
100%
Renergen Limited
South Africa
94.5%(2)
Mahlako Gas Energy (Pty) Ltd
5.5%(1)
Tetra4 (Pty) Ltd
South Africa
Virginia Gas Project
Evander
Production Right: 12/4/07PR
Exploration Rights: 12/3/2/32ER
12/3/2/94ER
Exploration Right: 12/3/2/31ER

(1) Mahlako Energy Fund and Third Way Investment Partners (via Mahlako Gas Energy) hold 5.5% of Tetra4, acquired for ZAR 550 million in February 2024. Mahlako's interest includes certain anti-dilution protections.
(2) In connection with the acquisition of Renergen Ltd, certain commitments were made to the South Africa Competition Commission designed to address public interest concerns and promote historically disadvantaged persons ("HDP") and worker ownership, including a commitment to implement, within 12 months of the closing of the acquisition of Renergen, a trust for the benefit of qualifying workers employed by Renergen Ltd and certain HDP communities and people located within the production rights area of the Virginia Gas Project (the "Trust"). Upon the effective implementation date of the Trust, the Trust is expected to hold 5% of the issued shares in Tetra4 (with Renergen Ltd expected to hold 89.5% of the issued shares in Tetra4), subject to change in accordance with any capital raising activities of Renergen Ltd and/or Tetra4 following the closing of the acquisition of Renergen.

Corporate Highlights

Providing exposure to a rare strategic asset, combining high helium concentrations with high-purity methane, creating a distinctive helium and LNG platform in South Africa

WORLD-CLASS RESERVES

~3%

average helium concentration across the field based on exploration to date

vs. global mega-projects as low as 0.04%

First-Mover Position

Only onshore petroleum production right in South Africa

Producing & Scaling

Phase 1 drilling ~4 months ahead of schedule: Targets ~70 MCF/day helium and ~2,500 GJ/day LNG

Phase 2 targets ~900 MCF/day helium and ~34,400 GJ/day LNG

Government-Backed Mandate

Designated a Strategic Integrated Project by the South African government

Helium is classified as a critical mineral in the U.S.

U.S.-Anchored Funding

Principal lender is the U.S. Development Finance Corporation (DFC)

Tetra4 has entered into a $40M secured credit facility with DFC, and DFC has conditionally approved to fund Phase 2 with up to $500M of senior secured debt

Standard Bank of South Africa has also conditionally approved up to an additional $250M of senior secured debt funding for Phase 2

Scarcity Value

One of few commercial-scale helium sources outside legacy regions

Why Now?

Helium and LNG markets are tightening at exactly the moment Renergen ramps production

Global Supply Disrupted

Geopolitical conflict in the Middle East has taken major helium production offline and disrupted export routes, tightening global supply

Helium Prices are at Multi-Year Highs

Long-term contracts now average $500/mcf — up at a 15% CAGR since 2018 — driven by structural scarcity, not a cyclical peak

High Helium Demand, Limited New Supply

Chip manufacturing, space exploration and medical industries are all accelerating helium consumption, with no substitute on the horizon

Few new helium projects are within 12 months of first product

South Africa is Hungry for Hydrocarbons

South Africa's gas demand could reach ~870 PJ / 25 bcm by 2032

LNG combines energy security, lower emissions and long-life infrastructure value generating early cash flow while pipelines are developed and built

Well Positioned to Deliver Both Helium and LNG Into This Window



Helium Market Overview

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FUTURE ENERGY, TODAY

Helium: A Vital and Irreplaceable Element in Many Modern Industries

A rare commodity with structurally tight supply

Properties of Helium

Chemically inert
- Doesn't readily react with other elements
- Ideal where chemical reactions could be problematic

Non-toxic
- Colourless, odourless and tasteless

Low density
- Second lightest element in the universe (after hydrogen)
- Buoyancy without the combustion risk of hydrogen

Low boiling point
- Boiling point of -268.9°C
- Does not solidify at atmospheric pressure

Superfluidity
- Zero viscosity in liquid form; flows without loss of kinetic energy
- The only substance with this property

Critical mineral
- EU listed Helium as a critical raw material (2023)
- U.S. Govt treats Helium as a priority mineral through large investment in supply chain, including Renergen

5-6%

Global helium demand is expected to grow at a rate of approximately 5-6% per annum, driven by semiconductors and rocketry

Rare

Helium consumption is a function of supply, not demand – if there were more helium, more could be consumed

0.1%

Minimum He concentration in natural gas for economic extraction

HELIUM USAGE BY VOLUME



	MRI / NMR	Lifting	Laboratory / Science	Semiconductors	Welding / Cutting	Fiber Optics	Leak Detection	Rocketry	Diving	Other
Current (~6.0 Bcf/year)	1.20	0.90	0.90	0.90	0.50	0.50	0.30	0.30	0.20	0.20
2030 Projected (~8.5 Bcf/year)	1.40	1.20	1.10	1.60	0.70	0.70	0.70	0.70	0.30	0.40

Source: Akap Energy Helium Market 2026; Global helium demand is expected to grow at a rate of approximately 5-6% per annum, driven by significant expansion in semiconductor and rocketry end markets.

A ~$3Bn Market the Modern Economy Cannot Run Without

MARKET SIZE

6.5 bcf/y

Global demand growing 5-6% p.a.; demand increasingly linked to AI chips, healthcare and advanced manufacturing

MARKET VALUE

US$3bn

Upstream; end-user market 3-4× larger

SUPPLY CONCENTRATION

~75%

From US & Qatar; 2026 Qatar outage cuts ~30% short-term while the anticipated long-term impact from Middle East conflict and Russian export restrictions is expected to constrain market by 11%

Helium supply by region (mmcf/y) versus global average import price (US$/mcf)



7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
600
500
400
300
200
100
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
US BLM (net)
US (ex-BLM)
Russia
Qatar
Algeria
Canada
China
Other
Average import price

Critical Industries — From MRI to Quantum — Depend on Helium With No Viable Substitute

Source: AKAP Energy

The 2024-25 Helium Market Was Well Balanced


2024-25 Helium Supply (bcf)
Algeria, 450
Poland, 80
China, 80
Russia, 750
Americas , 2,840
Qatar, 2,400


2024-25 Helium Demand (bcf)
Middle East, 200
Asia, 2,100
Americas, 2,660
Europe, 1,100

Source: Gasworld

We Have Likely Entered the Fifth Recent Helium Supply Crisis

Years	*Cause of helium supply crisis*
2006-2007	Production disruptions at several key facilities, including the U.S. Federal Helium Reserve, combined with strong demand growth
2011-2013	Unplanned outages at major plants in Qatar and the U.S.
2018-2020	Maintenance shutdown in Qatar and decline in U.S. federal helium production
2022-2023	Maintenance shutdowns in Qatar and the U.S., a series of fires at Russian processing plants, and reduced supply from Algeria in response to the Russian-Ukrainian conflict
2026+?	Iran attacks and causes permanent damage to Qatar's Gas Processing Facilities; Russia introduces export controls


Qatar says Iran attack caused significant damage at Ras Laffan gas facility


The Moscow Times

Russia Introduces Helium Export Controls Amid Global Shortage

The Virginia Gas Project is Truly Unique

RENERGEN
FUTURE ENERGY, TODAY

Renergen's Virgina Gas Project Is Truly Unique

Highest grade
Highest concentration of commercially scalable Helium resources found to date globally

Vast reserves
Vast reserves – multi generational asset

Location
Geographic location facilitates rapid transportation to markets

Low carbon
Significantly lower carbon footprint compared to other major global reserves forecast to come online this decade

Local demand
Structurally undersupplied South African energy market facilitates the placing of associated hydrocarbons





How Did the Gas Get There?

A 2.02-Billion-Year-Old Impact Event Created the Interconnected Fault and Fracture System That Supports Reservoir Connectivity

1. Timing of the asteroid impact and conditions after impact resulted in bacteria adapting to the specific surroundings
2. Methane is generated because of the decomposition of the organic content deposited from the lacustrine paleo environments
3. Helium gas is produced as a by-product of radioactive decay from abundant thorium and uranium found in the Dominion basement
4. Helium co-mingles with methane through fractures and faults where it occurs in both the WITS and the Karoo


Min
RMS Amplitude
Max

Figure: RMS amplitude anomalies (white arrows) at depth slices indicating hydrocarbon accumulations. Fractures and faults (red arrows) connected to gas accumulations


Central Rand Group
West Rand Group
Dominion Group
Granites
Major Faults

Source: Company data

Multiple Gas-Bearing Source Rocks with Exceptional Helium Potential



DEPTH
300m
Up to 2.7km
Below 3km

THE KAROO

The Karoo is a geologically young layer of thick sedimentary sequence that overlies the Wits. The Karoo is host to sandstone charged from gas originating from the wits where it is capped by dolerite sills.

WITS

The Witwatersrand Basin is an ancient Archean sedimentary basin. Hydrocarbon generation within parts of the basin is associated with ancient lacustrine and restricted depositional environments. Subsequent deformation, faulting and fracturing of the Witwatersrand rocks created migration pathways and fracture networks that now control gas occurrence and productivity.

DOMINION GROUP

Uranium and thorium deposits in the dominion group decay over time, resulting in the production of helium. Helium travels upwards through the dominion group, where it comingles with methane in the Wits and overlying Karoo.

Source: Company data

The Resource's Geology & Fault-Lines Have Been Extensively Mapped

Total Production License = 187,000 Ha

Virginia Status

- The Virginia Gas Field Project is situated in the Witwatersrand Supergroup of meta-sediments of Precambrian age that host the Welkom Goldfields
- The reservoirs (fractured Wits and charged Karoo Sandstones) are of a fractured nature (fractured Wits) and charged conventional body (Karoo sandstones)
- Tetra4 has confirmed through drilling that methane and helium are trapped in both faults and adjacent to volcanic dykes and sills within the Ventersdorp and Witwatersrand Groups and migrated into the Karoo where it is trapped by doleritic sills
- The primary factor is the total extent of faults, fractures and mapped dykes/sills that are priority drilling targets



TETRA4
Virginia Production Right
Gas-bearing structures
Boundaries
Reserve Area
Virginia Production Right
Contingent Resource Area
Prospective Resource Area
Geological controls
Prioritised Faults
Dykes
Sills
Reference Map
BOTSWANA
SOUTH AFRICA
Kilometers
Coordinate System: WG27
Projection: Transverse Mercator
Datum: WGS 1984
Central Meridian: 27.0000
Scale Factor: 1.0000
Latitude Of Origin: 0.0000
Units: Meter

Virginia Production Right (Excluding Exploration Rights)

Gas-bearing structures	Extent
Total Faults Extent (km)	565.65
Total Dykes Extent (km)	**666.88**
Total Sills Area (km)	502.08

Source: Company data

Summary of the Virginia Project's Methane & Helium Net Gas Reserves

Approximately the size of U.S. Federal Helium system



Helium
BCF
30
20
10
0
1.1
7.2
2.6
13.6
7.2
20.0
1P
2P
3P
Mar-19
Nov-21



Methane
BCF
800
600
400
200
0
45.3
215.1
154.5
407.0
315.8
600.1
1P
2P
3P
Mar-19
Nov-21

Proven Reserves, contingent resources and Prospective resources	Helium (Bcf)			Methane (Bcf)		
Net Reserves	1P	2P	3P	1P	2P	3P
2021 Proven Reserves	7.2	13.6	20.0	215.1	407.0	600.1
Contingent Resources	C1	C2	C3	C1	C2	C3
2021 Contingent Resources	4.3	8.0	12.3	127.6	241.0	368.6
Prospective Resources[(1)]	1U	2U	3U	1U	2U	3U
2021 Prospective Resources	5.7	10.7	16.4	170	321	491

(1) Calculated at 3%
NB: The Charged Karoo Sandstone Reservoir is not currently included in any of our prior reporting
Source: Company data

Location Matters

Every day of travel, we assume a conservative 1% of liquid helium turns into a gas via boiloff – Cape of Good Hope's location is one of the most accessible globally



Port of Antwerp
EUROPE
ASIA
NORTH AMERICA
US Strategic Helium Reserve (BLM)
Port of Houston
ATLANTIC OCEAN
Qatar
Port of Shanghai
AFRICA
ACIFIC CEAN
Singapore
SOUTH AMERICA
INDIAN OCEAN
Cape of Good Hope
Port of Porto
AUSTRALIA

Route	Transit time	Liquid helium retained
Cape of Good Hope → Houston	~20 days	80% liquid / 20% gas
Cape of Good Hope → Antwerp	~16 days	80% liquid / 20% gas
Cape of Good Hope → Porto (Brazil)	~16 days	90% liquid / 10% gas
Qatar → Shanghai (via Singapore)	~44 days	55% liquid / 45% gas
Qatar → Port of Houston	~40 days	60% liquid / 40% gas

Source for figure: Company data

RENERGEN
FUTURE ENERGY, TODAY

Project Overview — Phase 1 and Phase 2



One Asset, Two Products, Four Markets

Producing liquid natural gas ("LNG") and liquid helium across Phase 1 and Phase 2


Well Heads
LNG / Helium Processing Plant
Phase 1
Production: ~70 MCF/day helium & ~2,500 GJ/day LNG
Phase 2
Production: ~900 MCF/day helium & ~34,400 GJ/day LNG
Gas to Power
Industrial
Transport Industry
Helium End Users

Phase 1 vs Phase 2

	Phase 1	Phase 2
Staging	Stages 1A/1B (completed) through 1C; anticipated production ramp to nameplate in Q3 2026	Large-scale expansion post-Phase 1; likely in three sub-phases to mitigate risk
Processing	~2,500 GJ/day LNG; ~70 MCF/day liquid helium	~34,000 GJ/day LNG; ~900 MCF/day liquid helium
Downstream	Bespoke regas systems for Ardagh Glass & Ceramic Industries; depot LNG dispensing	Vertically integrated domestic model: road delivery, storage, regas, depot dispensing
LNG Offtake	Domestic industrial & logistics customers	Domestic industrial, logistics & potential gas-to-power; scales with commissioning
Helium Offtake	Expected to be pre-contracted long-term take-or-pay with industrial gas suppliers & end users	Expected to be substantially pre-contracted long-term take-or-pay with suppliers & end users
Expected Asset Life	Long-lived asset, ~20-year horizon	Long-lived asset, ~20-year horizon






Phase 1 Proves It… Phase 2 Scales It

13x the production capacity but only 1.5x the footprint



Virginia Gas Project — Progression & Milestones

Current status, Phase 1 economics, and the path to Phase 2

LNG & Helium — Phase 1	
HELIUM CAPACITY	**~70 mcf/day**
CAPACITY	**~2,500 GJ/day (LNG)**
FUNDING	Debt: US DFC: US$ 40m + IDC ZAR 162m
STATUS	Anticipated to reach nameplate capacity in Q3, 2026

LNG & Helium — Phase 2	
HELIUM CAPACITY	**~900 mcf/day**
CAPACITY	**~34,000 GJ/day (LNG)**
FUNDING	Debt: US DFC: US$ 500m + Standard Bank: US$ 250m
STATUS	Target first production: FY2030 (44-month build from Financial Close)

Phase 1

Reach nameplate capacity

Phase 1 helium nameplate capacity targeted for Q3, 2026

Phase 2 — Build & Funding

Debt package

Phase 2 debt facilities: DFC (US$500M) and Standard Bank (US$250M)

44-months Build

Award EPC and construction contracts and commence the Phase 2 build-out

2030-2031

First Phase 2 production

Phase 2 nameplate capacity of ~900 MCF/day and 34,000 GJ/day LNG



LNG Market Overview

RENERGEN
FUTURE ENERGY, TODAY

Natural Gas Users and Sectors

Transport (Rail)	Transport (Long-haul)	Industrial Thermal	Energy-Intensive Electrical Power Users
Traxtion	DP World Logistics	Columbus Stainless	Air Liquide
Grindrod	Unitrans	Heineken	Ardagh Glass Packaging
ARC	Reinhardt Transport	Alco Nep	Air Products
TRC	Reinhardt	Rand Refinery	aws
TLD Marine	Super Group	Brochem	Exxaro
Menar Ports & Rail	Cargo Carriers	Coca-Cola	Rand Water
Sharp Logistics PVT	Cargo Carriers	Highveld Steel	Glencore
Barberry Holdings	Cargo Carriers	Illovo	Hulamin
Minrail Solutions	Value Logistics	Ingrain	Harmony
Iracema	DSV	Metsep	Gold Fields
Motheo Logistics	Bidvest Logistics	South African Breweries	mondi
Interlinks Logistica		mondi	Kumba Iron Ore
		norcros	Implats
		Transvaal Galvanisers	Valterra
		Corobrik 32	mpact
		Scaw Metals	Tronox
		Ardagh Group	Richards Bay Minerals
		samancor/sarco	Sasol
		Maxion Wheels	Sibanye Stillwater
		Wispeco	Samancor
		Premier	Seriti
			thungela

LNG Uses — "Cleaner Burning Fuel"

LNG projected demand to rise around 60% by 2040, led by Asia, and notes continued tightness in the mid-2020s as new supply is gradually absorbed[1]

~870 PJ	~70,000	2028
market by 2032 (25 bcm)	jobs protected by gas supply	gas cliff — LNG is the bridge

The investment case for LNG

- **Near-term cash flow:** SSLNG monetises stranded local gas early; revenue before pipelines are built
- **Large addressable market:** South Africa's gas demand could reach ~870 PJ / 25 bcm by 2032
- **De-risked demand:** LNG/SSLNG is the fastest bridge to the 2028 gas cliff, protecting ~70,000 jobs
- **Margin upside:** SSLNG displaces higher-cost diesel and fuel oil in mines, industry and transport
- **Durable returns:** combines energy security, lower emissions and long-life infrastructure value

Natural Gas Consumption by End Use Sector 2025[2]



Vehicle Fuel
0.2%
Lease and Plant Fuel
6.1%
Pipeline and Distrubtion
3.9%
Commerical
10.8%
Residential
14.5%
Industrial
25.7%
Electric Power
38.9%
0%
15%
30%
45%

(1) According to Shell LNG Outlook 2025
(2) Source: U.S. EIA Share of Total US Natural Gas Consumption by End Use Sector 2025
Note: 870 PJ is exactly 870,000,000 GJ

South Africa's Gas Market: A 2028 Inflection Point

Sasol's Mozambique pipeline supply ends in 2028 — Opening a structural gap for indigenous gas and SSLNG

Opportunity

Future Demand
Gas demand grows as South Africa replaces coal and closes the 2028 gas cliff gap

Bridge Solutions
SSLNG, virtual pipelines and indigenous gas are the faster route to supply

Pricing Control
Indigenous gas offers more pricing control and lower FX exposure

Shorter Chain
Local gas and SSLNG win where they cut shipping, regas and inland logistics

Challenges to Navigate

No LNG Import Infrastructure
South Africa still lacks operational terminals

Timing
Declining pipeline gas and delayed terminals risk leaving demand uncovered

Structural Challenges
Policy delays, permitting, port bottlenecks and uncertain anchor demand

Contract/Spot
Imported LNG carries USD FX risk and volatile HH/TTF/JKM pricing

Pricing Exposure
Delivered prices track global LNG benchmarks plus logistics



Target Milestones

RENERGEN
FUTURE ENERGY, TODAY

Target Milestones

2026

- Expect to obtain Phase 1 nameplate capacity (Q3, 2026)
- Expect to deliver first helium exports to international customers
- Commence pre-development of Phase 2
- Initiate targeted exploration programme to enhance Proven Reserves

2027

- Complete Phase 2 pre-development activities
- Achieve anticipated financial close for Phase 2

2028

- Break ground on the Phase 2 LNG and liquid helium process plant and associated utilities

2029-31

- Commence Phase 2 downstream dispensing roll-out and customer site installations
- Start commissioning of the Phase 2 LNG and liquid helium process plant

Note: Operational milestones represent current expectations of management based on information available as of the date hereof

Virginia Gas Project: A Strategic Helium & LNG Platform

Rare Resource Base: Owns a rare, high-grade helium and LNG resource base in South Africa

Non-Substitutable Demand: Supplies critical industries where helium is non-substitutable

Energy Security: Supports domestic energy security through cleaner LNG supply

De-Risked Scale-Up: Phase 2 funding materially de-risks the scale-up pathway

Long-Duration Growth: offers long-duration growth from a strategic, hard-to-replicate asset

The Virginia Gas Project is more than an energy play — it is a strategic supplier of two scarce and increasingly important products: helium for critical global industries and LNG for an energy-constrained South African market

Investment is critical now: A first-mover advantage and an increasingly funded route to scale, at a time when both domestic gas security and global helium supply matter more than ever

Appendix



Operations Gallery


Virginia Gas Plant


Virginia Gas Plant


Cooling towers


Reverse osmosis plant


Process plant


Processing area


LNG road tanker


Aerial site view

Site & Progress



Cooling towers



Utilities



Compressor station



Compressor station



Virginia Gas Plant



LNG Trailer



VLNG filling



Virginia Gas Plant